THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

Giga-tronics Incorporated

(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation)

5990 Gleason Drive, Dublin, CA	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 328-4650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01     Entry into a Material Definitive Agreement.

On December 21, 2019, Giga-tronics Incorporated (the “Company”), its wholly-owned subsidiary, Microsource, Inc., and Partners for Growth V, L.P. agreed to modify an existing Loan and Security Agreement dated as of April 27, 2017 (as previously modified, the “Loan Agreement”) by entering into a Modification No. 2 to Loan and Security Agreement (the “Modification”).

The Company has borrowed $1,500,000 under the Loan Agreement and as of November 30, 2018, $157,626 in accrued interest was outstanding. The Loan Agreement provides that all principal and interest is due on May 1, 2019.

When effective, the Modification will modify the Loan Agreement to provide that (i) the Company will begin to make monthly interest only payments through April 30, 2019, (ii) on May 1, 2019, the Company will pay all accrued interest on the loan, which will be $197,080; (iii) beginning May 1, 2019, the Company will make monthly principal payments of $75,000, plus accrued interest and (iv) the maturity date of the loan will be extended from May 1, 2019 to November 1, 2019.

The effectiveness of the modification is subject to Company raising $500,000 in new equity capital November 18, 2018. Since that date, the Company has raised approximately $220,00 in new capital through sales of its 6.0% Series E Senior Convertible Voting Perpetual Preferred Stock in a private placement.

This description of the Loan Agreement and the Modification is only a summary and its qualified in its entirety by reference to the Loan Agreement and the Modification, which are filed as exhibits to this Report and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the exhibits listed in the Exhibit Index included with this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2018	GIGA-TRONICS INCORPORATED

	By:	/s/ Lutz Henckels
Lutz Henckels
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1

Loan and Security Agreement by among the Company, Microsource, Inc. and Partners for Growth V, L.P. dated as of April 27, 2017 (incorporated by reference to Exhibit 10.18 to the Company’s Form 10-K filed on June 19, 2018)

10.2

Conditional Waiver and Modification to Loan and Security Agreement by and among the Company, Microsource, Inc. and Partners for Growth V, L.P. dated as of March 26, 2018 (incorporated by reference to Exhibit 10.24 to the Company’s Form 10-K filed on June 19, 2018)

10.3	Modification No. 2 to Loan and Security Agreement by and among the Company, Microsource, Inc. and Partners for Growth V, L.P. dated as of December 21, 2018